Alliance
International
Premier Growth
Institutional Fund

Semi-Annual Report
April 30, 2001

                               [GRAPHIC OMITTED]

                                            ALLIANCE CAPITAL [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 26, 2001

Dear Shareholder:

This report contains the investment results, investment strategy, economic review and outlook for Alliance International Premier Growth Institutional Fund for the semi-annual reporting period ended April 30, 2001.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital by investing predominantly in equity securities of a limited number of carefully selected, international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.

Investment Results

The following table provides the performance results for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index, for the six- and 12-month periods ended April 30, 2001. For comparison, we have also included the returns of the MSCI EAFE Growth Index for the corresponding periods.

INVESTMENT RESULTS*
Periods Ended April 30, 2001
                                                         -----------------------
                                                             Total Returns
                                                         -----------------------
                                                                        Since
                                                         6 Months   Inception**
--------------------------------------------------------------------------------

Alliance International Premier Growth Institutional Fund
  Class I                                                 -9.87%      -9.24%
--------------------------------------------------------------------------------
MSCI EAFE
Index                                                     -7.98%      -7.98%
-------------------------------------------------------------------------------

                                                         -----------------------
                                                             Total Returns
                                                         -----------------------
                                                                        Since
                                                         6 Months   Inception**
--------------------------------------------------------------------------------
MSCI EAFE
Growth
Index                                                    -13.52%      -13.52%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of Class I shares as of April 30, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index is a market capitalization-weighted index that measures stock market performance in 20 countries within Europe, Australasia, and the Far East. The unmanaged (MSCI) EAFE Growth Index is a market capitalization-weighted index that measures stock market performance in 20 countries within Europe, Australasia, and the Far East with a greater-than-average growth orientation. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance International Premier Growth Institutional Fund.

      Additional investment results appear on pages 6 - 7.

** Fund returns are as of the Fund's inception date on 10/6/00. Benchmark returns are as of the closest month-end to the Fund's inception date.


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                    ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

The Fund's focus on a carefully selected list of "premier" large-capitalization growth stocks failed to generate investment returns above the benchmark. Active intra-period trading did not add enough to returns to make up for this underperformance.

The Fund's performance over the last six months, in absolute terms and versus the MSCI EAFE Index, was driven primarily by two factors. The first factor was individual stock selection. Some of the Fund's best performing holdings include ASM Lithography Holding NV, Royal Bank of Scotland Group Plc., BP Amoco Plc., Flextronics International, Ltd. and Taiwan Semiconductor Manufacturing Co., Ltd. The top-performing sector for individual stock selection was technology. Detracting from performance were negative contributions from a number of stocks including British Sky Broadcast Group Plc., United Pan-Europe Communications NV, Alcatel, Vodafone AirTouch Group Plc., Alleanza Assicurazioni and Nokia Corp. The worst performing sector for individual stock selection was consumer services.

The second factor, affecting the Fund's performance, was currency fluctuation. The Fund does not hedge currencies to the dollar or to the benchmark. During this reported period, currency effects resulted in a negative contribution to performance in absolute terms and relative to the benchmark. The Fund does not hedge against currency volatility due to the belief that our strength lies in individual stock selection rather than currency trading, and that the impact of currencies on the Fund's portfolio will be minimal in the long run. Furthermore, currency hedging minimizes the benefits of diversification into international stocks. That said, over the reporting period, the currencies the Fund has significant exposure to (primarily the euro, sterling and yen) were exceptionally weak relative to the dollar.

Economic Review and Outlook

Due to the significant deceleration in corporate capital spending, which is causing the growth rate of economies around the world to slow, every major central bank in the world is in an easing mode. The aggressive moves by the U.S. Federal Reserve since the beginning of the year have given the European Central Bank (ECB) and the Bank of England room to maneuver without excessive concern for devaluation of the euro and pound. We expect further lowering of interest rates by central bankers around the world in an attempt to sustain consumer spending long enough to get through the corporate spending downturn that we are experi-


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2 o ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

encing. Although we are concerned that earnings estimates for the second half of 2001 are still too optimistic, we are beginning to become cautiously optimistic about a return to more normal growth in the 2002 calendar year.

Europe's economic health has recently come into question, evidenced by a slowing gross domestic product (GDP) growth rate and a weak euro. However, we still believe that structural changes -- driven by the single currency and common marketplace -- are acting as a tailwind for Europe's economies by providing a larger and more competitive market. Increased liquidity in the capital markets and the pressures on governments and companies to restructure are leading to increased efficiency.

Our focus on Asia (ex-Japan) is apparent in the stocks that comprise the Fund's portfolio. Japan has often spoken of structural reform over the past decade, but has had difficulty instituting any meaningful reforms. Recently, Prime Minister Junichiro Koizumi said what the market has wanted to hear about new reforms, but it is not clear that the Japanese public has the appetite for the necessary steps that must be taken to restructure the Japanese economy for long-term health. On the other hand, we have been impressed by the dynamic nature of growth in Taiwan, China, Korea and other Southeast Asian markets.

At the core of our investment discipline, however, is a careful stock selection process. Our process is one that normally adds value through individual stock selection and active intra-period trading. For this reason, we invest on an individual company basis, carefully choosing companies rather than the industry or the sector. Since caution is warranted due to a trend in slowing global growth, individual stock selection will be the key determinant of investment success. This environment will reinforce our investment process and be a positive one for the stocks in the Fund's portfolio.

Portfolio Management and Strategy

The portfolio management of the Fund is focused on marrying the underlying fundamentals of earnings and cash flow of each respective company with its current share price, relative to other investment alternatives. Alliance Capital's large global equity research team and portfolio managers situated in numerous locations around the world perform fundamental analysis and research on each portfolio company. The Fund's industry sector and geographic weightings are a by-product of specific "bottom-up" company-by-company


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                    ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

stock selection rather than from a predetermined top-down allocation.

The Fund is diversified in terms of industry sector and geographic weightings as shown in the chart on pg. 6. There is particular emphasis on the consumer, financial and health care sectors with a notable absence of holdings in lower growth industrial and transportation stocks.

On a geographic basis, as compared to the benchmark, the Fund is equal-weight in Europe, underweight in Japan and overweight in Asia ex-Japan (both developed and emerging). This reflects our view that some of the most attractive growth prospects globally are in Asia (ex-Japan), while Japan has become a 'show me' story predicated on real structural reform moving forward.

The current strategy, reflected in the portfolio, is to maintain large core positions in the traditional growth areas of pharmaceuticals, financials and consumer staples. We still believe that the companies in our portfolio that have proven they can consistently grow earnings between 10% to 15%, despite an economic downturn, are the ones to own. In this difficult economic environment where companies -- especially in the technology sector -- have very little earnings visibility, tangible earnings deserve a premium to the market.

To summarize our recent trading activity, we have simply been taking advantage of extreme market movements by trading into stocks that are out of favor and trimming stocks that, barring significant changes in the fundamentals, are the market's flavor of the month. However, we still believe -- primarily due to sub-par company fundamentals -- that it is not the time to bring unwarranted risk into the portfolio. This fits into our thesis that companies with proven earnings power are the core around which we trade the rest of the portfolio.

Therefore, we are not chasing technology stocks at these levels. We are, however, actively trading our technology holdings. While we believe in the secular growth stories in the portfolio -- the trend towards outsourcing and the growth in the wireless area, for example -- the volatility in technology stocks over the past 18 months has emphasized the cyclical nature of Tech.

Although the management teams we speak to regularly have very little visibility right now, we are getting no indications that company fundamentals are getting materially better or worse in the near term. Our current thinking is that we may in fact be in this environment -- bouncing within a trading range -- for quite some time. Therefore, we are prepared to take advantage of


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4 o ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

this by trading the extremes, and moving counter to market direction.

In conclusion, we thank you for your continued interest and investment in Alliance International Premier Growth Institutional Fund, and we look forward to reporting its progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Executive Vice President


/s/ Thomas Kamp

Thomas Kamp
Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Alfred Harrison

[PHOTO]     Thomas Kamp

Portfolio Manager Alfred Harrison has over 40 years of investment experience and Thomas Kamp has over 14 years of investment experience.


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                    ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND
PORTFOLIO SUMMARY
April 30, 2001 (unaudited)

INCEPTION DATES               PORTFOLIO STATISTICS
Class I Shares                Net Assets ($mil): $43.1
10/6/00
Class II Shares
10/6/00

SECTOR BREAKDOWN

21.9% Finance
21.3% Technology
17.2% Consumer Services
12.8% Health Care
 8.2% Consumer Staples                  [PIE CHART OMITTED]
 3.5% Energy
 2.2% Utilities
 2.0% Basic Industry
 1.8% Consumer Manufacturing
 1.2% Capital Goods

 7.9% Short-Term

COUNTRY BREAKDOWN

29.0% United Kingdom
17.8% Japan
 9.2% France
 5.7% Taiwan
 5.6% Italy
 4.2% Netherlands
 4.1% Spain
 3.2% Switzerland                       [PIE CHART OMITTED]
 2.3% Singapore
 2.1% Belgium
 1.9% Finland
 1.8% Ireland
 1.5% Hong Kong
 1.3% Australia
 1.2% Israel
 1.2% Sweden

 7.9% Short-Term

All data as of April 30, 2001. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time.


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6 o ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND

--------------------
TEN LARGEST HOLDINGS
--------------------

INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND
TEN LARGEST HOLDINGS
April 30, 2001 (unaudited)

                                                                      Percent of
Company                                             Value             Net Assets
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing
   Co., Ltd. (ADR)                           $  2,503,992               5.8%
--------------------------------------------------------------------------------
Vodafone AirTouch Group Plc                     2,214,923               5.1
--------------------------------------------------------------------------------
AstraZeneca Group Plc                           1,806,081               4.2
--------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, SA             1,788,075               4.2
--------------------------------------------------------------------------------
Royal Bank of Scotland Group Plc                1,657,292               3.8
--------------------------------------------------------------------------------
British Sky Broadcast Group Plc                 1,491,862               3.5
--------------------------------------------------------------------------------
Sanofi Synthelabo, SA                           1,463,466               3.4
--------------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.                1,398,778               3.2
--------------------------------------------------------------------------------
Alleanza Assicurazioni                          1,357,696               3.2
--------------------------------------------------------------------------------
Standard Chartered Plc                          1,284,192               3.0
--------------------------------------------------------------------------------
                                             $ 16,966,357              39.4%

MAJOR PORTFOLIO CHANGES
Six Months Ended April 30, 2001 (unaudited)

                                               ---------------------------------
                                                           Shares
                                               ---------------------------------
Purchases                                       Bought     Holdings 4/30/01
--------------------------------------------------------------------------------
Alleanza Assicurazioni                         104,834              107,234
--------------------------------------------------------------------------------
AstraZeneca Group Plc                           38,400               38,800
--------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, SA            123,899              125,799
--------------------------------------------------------------------------------
British Sky Broadcast Group Plc                117,288              119,188
--------------------------------------------------------------------------------
Royal Bank of Scotland Group Plc                70,559               71,559
--------------------------------------------------------------------------------
Sanofi Synthelabo, SA                           24,000               24,400
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing
  Co., Ltd. (ADR)                              103,300              103,300
--------------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.                28,000               29,000
--------------------------------------------------------------------------------
Tesco Plc                                      335,100              335,100
--------------------------------------------------------------------------------
Vodafone AirTouch Group Plc                    716,596              729,496
--------------------------------------------------------------------------------

Sales                                             Sold     Holdings 4/30/01
--------------------------------------------------------------------------------
Advantest Corp.                                    100                  -0-
--------------------------------------------------------------------------------
Alcatel                                            600                  -0-
--------------------------------------------------------------------------------
China Telecom (Hong Kong), Ltd.                  4,000                  -0-
--------------------------------------------------------------------------------
Nortel Networks Corp.                              500                  -0-
--------------------------------------------------------------------------------
Reuters Group Plc                                1,700                  -0-
--------------------------------------------------------------------------------
Securitas AB                                       600                  -0-
--------------------------------------------------------------------------------
Skandia Forsakrings AB                             800                  -0-
--------------------------------------------------------------------------------
Sumitomo Trust & Banking Co., Ltd.               3,000                  -0-
--------------------------------------------------------------------------------
Total Fina Elf, SA                                 100                  -0-
--------------------------------------------------------------------------------
China Mobile                                     4,000                  -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (unaudited)

Company                                                    Shares          Value
--------------------------------------------------------------------------------

COMMON STOCKS - 93.6%

Australia - 1.3%
News Corp., Ltd. (ADR) ...........................         14,800     $  568,320
                                                                      ----------
Belgium - 2.1%
Interbrew ........................................         34,000        904,995
                                                                      ----------
Finland - 1.9%
Nokia Corp. ......................................         24,954        825,838
                                                                      ----------
France - 9.4%
BNP Paribas, SA ..................................          5,510        489,852
Carrefour, SA ....................................          7,800        450,182
Havas Advertising, SA ............................         26,948        355,775
L'Oreal, SA ......................................          3,500        254,796
Orange, SA .......................................         48,371        509,856
Sanofi Synthelabo, SA ............................         24,400      1,463,466
STMicroelectronics ...............................         12,426        501,085
                                                                      ----------
                                                                       4,025,012
                                                                      ----------
Hong Kong - 1.5%
Li & Fung, Ltd. ..................................        339,500        642,085
                                                                      ----------
Ireland - 1.8%
CRH Plc ..........................................         46,056        776,399
                                                                      ----------
Israel - 1.2%
Check Point Software Technologies, Ltd.(a) .......          8,500        533,205
                                                                      ----------
Italy - 5.7%
Alleanza Assicurazioni ...........................        107,234      1,357,696
ENI SpA ..........................................         74,107        507,601
Saipem SpA .......................................         15,439        101,367
San Paolo - IMI SpA ..............................         36,040        503,630
                                                                      ----------
                                                                       2,470,294
                                                                      ----------
Japan - 18.1%
Canon, Inc. ......................................         20,000        785,012
Fujisawa Pharmaceutical Co., Ltd. ................         23,000        466,273
Hoya Corp. .......................................          9,500        622,749
Kao Corp. ........................................         19,000        482,823
KOSE Corp. .......................................          8,700        299,235
NEC Corp. ........................................         57,000      1,040,222
Nomura Securities Co., Ltd. ......................         17,000        359,082
NTT DoCoMo, Inc. .................................             15        308,340
Ricoh Co., Ltd. ..................................         30,000        562,052


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8 o ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                   Shares           Value
--------------------------------------------------------------------------------

Sankyo Co., Ltd. ...............................          20,900     $   564,933
Shin-Etsu Chemical Co., Ltd. ...................          15,000         602,113
Sumitomo Bakelite Co., Ltd. ....................          30,000         281,633
Takeda Chemical Industries, Ltd. ...............          29,000       1,398,778
                                                                     -----------
                                                                       7,773,245
                                                                     -----------
Netherlands - 4.3%
ASM Lithography Holding NV(a) ..................          34,300         928,501
IHC Caland NV ..................................           1,840          84,892
United Pan-Europe Communications NV(a) .........         136,700         849,010
                                                                     -----------
                                                                       1,862,403
                                                                     -----------
Singapore - 2.4%
Flextronics International, Ltd.(a) .............          38,400       1,032,576
                                                                     -----------
Spain - 4.2%
Banco Bilbao Vizcaya Argentaria, SA ............         125,799       1,788,075
                                                                     -----------
Sweden - 1.2%
Atlas Copco AB Cl.A ............................          23,535         520,909
                                                                     -----------
Switzerland - 3.2%
Credit Suisse Group ............................           5,000         932,357
Serono, SA Cl.B ................................             550         453,354
                                                                     -----------
                                                                       1,385,711
                                                                     -----------
Taiwan - 5.8%
Taiwan Semiconductor Manufacturing Co.,
   Ltd. (ADR) ..................................         103,300       2,503,992
                                                                     -----------
United Kingdom - 29.5%
AstraZeneca Group Plc ..........................          38,800       1,806,081
BP Amoco Plc ...................................          95,700         858,356
British Sky Broadcast Group Plc(a) .............         119,188       1,491,862
Centrica Plc ...................................         144,409         489,072
CGNU Plc .......................................          87,400       1,212,750
Energis Plc(a) .................................          91,600         476,963
Royal Bank of Scotland Group Plc ...............          71,559       1,657,292
Standard Chartered Plc .........................          90,679       1,284,192
Tesco Plc ......................................         335,100       1,198,402
Vodafone AirTouch Group Plc ....................         729,496       2,214,923
                                                                     -----------
                                                                      12,689,893
                                                                     -----------
Total Common Stocks
  (cost $39,184,438) ...........................                      40,302,952
                                                                     -----------


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                    ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------
                                                     Principal
                                                        Amount
Company                                                  (000)            Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 8.0%
Time Deposit -8.0%
State Street Euro Dollar
  4.00%, 5/01/01
  (amortized cost $3,465,000) ...................      $3,465      $  3,465,000
                                                                   ------------
Total Investments - 101.6%
  (cost $42,649,438) ............................                    43,767,952
Other assets less liabilities - (1.6%) ..........                      (706,621)
                                                                   ------------
Net Assets - 100% ...............................                  $ 43,061,331
                                                                   ============

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
10 o ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2001 (unaudited)

Assets
Investments in securities, at value (cost $42,649,438) .......     $ 43,767,952
Cash .........................................................              822
Foreign cash, at value .......................................           73,707
Receivable for investment securities sold ....................          190,543
Interest and dividends receivable ............................           95,199
Receivable due from adviser ..................................           80,589
Deferred offering expense ....................................           45,592
                                                                   ------------
Total assets .................................................       44,254,404
                                                                   ------------
Liabilities
Payable for investment securities purchased ..................        1,105,388
Accrued expenses .............................................           87,685
                                                                   ------------
Total liabilities ............................................        1,193,073
                                                                   ------------
Net Assets ...................................................     $ 43,061,331
                                                                   ============
Composition of Net Assets
Capital stock, at par ........................................     $      4,752
Additional paid-in capital ...................................       43,025,175
Accumulated net investment income ............................          114,097
Accumulated net realized loss on investments and
  foreign currency transactions ..............................       (1,203,863)
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities ........        1,121,170
                                                                   ------------
                                                                   $ 43,061,331
                                                                   ============
Calculation of Maximum Offering Price
Class I Shares
Net asset value, redemption and offering price per share
  ($43,061,331 / 4,752,067 shares of capital stock
  issued and outstanding) ....................................            $9.06
                                                                          =====

See notes to financial statements.


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                   ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND o 11

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2001 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld of $16,828) .........      $   129,414
Interest .....................................................           62,600
                                                                    -----------
Total income .................................................          192,014
                                                                    -----------
Expenses
Advisory fee .................................................           81,895
Custodian ....................................................           94,262
Administrative ...............................................           61,500
Amortization of offering expense .............................           36,867
Audit and legal ..............................................           24,050
Registration .................................................           11,250
Transfer agency ..............................................            9,705
Directors' fees ..............................................            8,423
Printing .....................................................            3,526
Miscellaneous ................................................            1,409
                                                                    -----------
Total expenses ...............................................          332,887
Less: expenses waived and reimbursed by adviser
  (See Note B) ...............................................         (259,181)
                                                                    -----------
Net expenses .................................................           73,706
                                                                    -----------
Net investment income ........................................          118,308
                                                                    -----------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions
Net realized loss on investment transactions .................       (1,180,645)
Net realized loss on foreign currency transactions ...........          (22,270)
Net change in unrealized appreciation/depreciation
  of investments .............................................        1,114,806
                                                                    -----------
Net loss on investments and foreign currency
  transactions ...............................................          (88,109)
                                                                    -----------
Net Increase in Net Assets From Operations ...................      $    30,199
                                                                    ===========

See notes to financial statements.


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12 o ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                               Six Months         Year Ended
                                                 Ended        October 6, 2000(a)
                                             April 30, 2001           to
                                               (unaudited)     October 31, 2000
                                             ==============   ==================

Increase (Decrease) in Net Assets
from Operations
Net investment income .....................    $    118,308      $      2,686
Net realized loss on investments and
  foreign currency transactions ...........      (1,202,915)           (2,428)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities ......       1,114,806             6,364
                                               ------------      ------------
Net increase in net assets from
  operations ..............................          30,199             6,622
Dividends to Shareholders from:
Net investment income
  Class I .................................          (5,417)               -0-
Capital Stock Transactions
Net increase ..............................      42,001,241         1,028,686
                                               ------------      ------------
Total increase ............................      42,026,023         1,035,308
Net Assets
Beginning of period .......................       1,035,308                -0-
                                               ------------      ------------
End of period (including undistributed
  net investment income of $114,097
  and $1,206, respectively) ...............    $ 43,061,331      $  1,035,308
                                               ============      ============

(a)   Commencement of operations.

      See notes to financial statements.


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                   ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance International Premier Growth Institutional Fund (the "Fund") is one of the series of the Alliance Institutional Funds, Inc. (the "Company") which was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-end series investment company. The Company is comprised of four other funds, Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund, Special Equity Institutional Fund and AllianceBernstein Real Estate Investment Institutional Fund (formerly Alliance Real Estate Investment Institutional Fund). This report relates only to the operations of the International Premier Growth Institutional Fund. Each fund has different investment objectives and policies. The Fund commenced operations on October 6, 2000. The Fund offers Class I and Class II shares. Sales are made without a sales charge, at the Fund's net asset value per share. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed in come securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
14 o ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of securities, closed forward exchange currency contracts, holdings of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Offering Expenses

Offering expenses of $86,500 have been deferred and are being amortized on a straight-line basis over a one year period.

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that Class II shares bear higher transfer agent and distribution fees. Expenses of the Company are charged to each Fund in proportion to net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined


--------------------------------------------------------------------------------
                   ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other
Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of 1% of the Fund's average daily net assets. Such fees are accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to
 .90% and 1.20% of average daily net assets for Class I and Class II, respectively. For the six months ended April 30, 2001, such reimbursement amounted to $197,681.

Pursuant to the advisory agreement, the Adviser provides to the Fund certain legal and accounting services. For the six months ended April 30, 2001, the Adviser agreed to waive its fees for such services. Such waiver amounted to $61,500.

The Fund compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $8,067, for the six months ended April 30, 2001.

Brokerage commissions paid on investment transactions for the six months ended April 30, 2001, amounted to $102,493, none of which was paid directly to Sanford
C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of average daily net assets attributable to Class II shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class II shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $2,149,395 and $7,207,851, respectively, for the six months ended


--------------------------------------------------------------------------------
16 o ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

April 30, 2001. There were no purchases and sales of U.S. government or government agency obligations for the six months ended April 30, 2001.

At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $2,149,395 and gross unrealized depreciation of investments was $1,030,881 resulting in net unrealized appreciation of $1,118,514.

For Federal income tax purposes at October 31, 2000, the Fund had capital loss carryforwards of $948 expiring in 2008.

NOTE E

Capital Stock

There are 6,000,000,000 shares of $.001 par value capital stock authorized for the Fund. The Fund consists of two classes designated Class I and Class II, each with 3,000,000,000 authorized shares. Transactions in shares of capital stock were as follows:

                               ------------------------------------   ------------------------------------
                                              Shares                                Amount
                               ------------------------------------   ------------------------------------
                               Six Months Ended  October 6, 2000(a)   Six Months Ended   October 6, 2000(a)
                                 April 30, 2001                  to    April 30 , 2001                   to
                                    (unaudited)    October 31, 2000        (unaudited)     October 31, 2000
                               ---------------------------------------------------------------------------
Class I
Shares sold                          4,669,744              103,115       $ 42,197,351         $  1,031,311
-----------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                                554                   -0-             5,417                   -0-
-----------------------------------------------------------------------------------------------------------
Shares redeemed                        (21,084)                (262)          (201,527)              (2,625)
-----------------------------------------------------------------------------------------------------------
Net increase                         4,649,214              102,853       $ 42,001,241         $  1,028,686
===========================================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2001.

(a)   Commencement of operations


--------------------------------------------------------------------------------
                   ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND o 17

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                                     -------------------------
                                                                             Class I
                                                                     -------------------------
                                                                     Six Months     October 6,
                                                                          Ended        2000(a)
                                                                      April 30,             to
                                                                           2001     October 31,
                                                                     (unaudited)          2000
                                                                     -------------------------
Net asset value, beginning of period .............................   $    10.07     $    10.00
                                                                     -------------------------
Income From Investment Operations
Net investment income(b)(c) ......................................          .06            .03
Net realized and unrealized gain (loss) on investment transactions        (1.05)           .04
                                                                     -------------------------
Net increase (decrease) in net asset value from operations .......         (.99)           .07
                                                                     -------------------------
Less: Dividends
Dividends from net investment income .............................         (.02)            -0-
                                                                     -------------------------
Net asset value, end of period ...................................   $     9.06     $    10.07
                                                                     -------------------------
Total Return
Total investment return based on net asset value(d) ..............        (9.87)%          .70%
Ratios/Supplemental Data
Net assets, end of period(e) .....................................   $   43,061     $    1,035
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f) .....................          .90%           .90%
  Expenses, before waivers/reimbursements(f) .....................         4.05%         39.28%
  Net investment income(c)(f) ....................................         1.44%          4.29%
Portfolio turnover rate ..........................................           47%             2%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived by Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)   000's omitted.

(f)   Annualized.


--------------------------------------------------------------------------------
18 o ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market
capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.

valuation

The process of determining the value of an asset or company.


--------------------------------------------------------------------------------
                   ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND o 19

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.

--------------------------------------------------------------------------------
20 o ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge -- a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail -- it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, including daily pricing, make additional investments, exchange between Alliance funds and view fund performance.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                   ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND o 21

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Alfred Harrison, Executive Vice President
Jane Mack Gould, Executive Vice President
Bruce K. Aronow, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Daniel G. Pine, Senior Vice President
Thomas J. Bardong, Vice President
Thomas Kamp, Vice President
David A. Kruth, Vice President
Daniel Nordby, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02116

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
22 o ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                   ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND o 23

NOTES


--------------------------------------------------------------------------------
24 o ALLIANCE INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND

Alliance Institutional Funds
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

INSTSR401